Going Concern	6 Months Ended
Jun. 30, 2024
Texts Block [Abstract]
Going concern
2.
Going concern

These condensed consolidated interim financial statements have been prepared on a going concern basis, as were the annual consolidated financial statements as at and for the year ended 31 December 2023, which assumes that the Group will be able to discharge its liabilities in the ordinary course of business.

The assets of the Group exceed its liabilities by $6,343 million as at June 30, 2024, and the Group has incurred a net loss after tax of $184 million for the six months ended June 30, 2024.

As at June 30, 2024, the Group has deposits with banks and financial institutions and cash and cash equivalents of $4,861 million available. Based on these factors and in consideration of the Group’s business plans, budgets and forecasts, management has a reasonable expectation that the Group has adequate resources to continue in operational existence for the foreseeable future.